EXHIBIT 32.2

                           NEW YORK HEALTH CARE, INC.
                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

In connection with this quarterly report on Form 10-Q of New York Health Care, Inc. (the "Company") for the quarter ended June 30, 2004 (the "Form 10-Q"), I, Jacob Rosenberg, Vice President and Chief Operating Officer of New York Health Care, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. the Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.


Date: August 16, 2004

                                                    /s/ Jacob Rosenberg
                                                    -----------------------
                                                    Jacob Rosenberg
                                                    Vice President and Chief
                                                    Operating Officer


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